LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

SUPPLEMENT DATED NOVEMBER 6, 2017

TO THE SUMMARY PROSPECTUS, PROSPECTUS,

AND STATEMENT OF ADDITIONAL INFORMATION,

EACH DATED MARCH 1, 2017, OF

LEGG MASON BW GLOBAL HIGH YIELD FUND

The section titled “Management – Portfolio managers” in the fund’s Summary Prospectus and in the fund’s Prospectus is deleted and replaced with the following:

Portfolio managers: Gary P. Herbert and Brian L. Kloss have been the fund’s Portfolio Managers since inception. Tracy Chen has been a Senior Research Analyst – Portfolio Manager with respect to Mortgage-Backed Securities since inception.

The section titled “More on fund management – Portfolio managers” in the fund’s Prospectus is deleted and replaced with the following:

Portfolio managers

Gary P. Herbert, Brian L. Kloss and Tracy Chen are the fund’s portfolio managers and are responsible for the day-to-day management of the fund. Mr. Herbert is a portfolio manager of Brandywine Global and has been employed at Brandywine Global since 2010. Mr. Kloss is a portfolio manager at Brandywine Global and has been employed at Brandywine Global since 2009. Ms. Chen is a Senior Research Analyst and a portfolio manager for mortgage-backed securities at Brandywine Global and has been employed at Brandywine Global since 2008.

Gary P. Herbert, CFA, is a portfolio manager and head of Global Credit. Gary joined Brandywine Global in March 2010, bringing with him over 20 years of high yield experience. Previously, Gary was a Managing Director, Portfolio Manager with Guggenheim Partners, LLC (2009-2010); a Managing Director, Portfolio Manager with Dreman Value Management, LLC (2007-2009); and an Executive Director, Portfolio Manager (1999-2007) and Associate (1994-1998) with Morgan Stanley Investment Management. Gary earned his M.B.A. with Honors from Columbia University and a Bachelor Degree from Villanova University. He also holds his Chartered Financial Analyst certification and is a member of the Philadelphia Scholars Program Investment Committee.

Brian L. Kloss is a portfolio manager and head of High Yield. Brian joined Brandywine Global in December 2009, bringing with him over 10 years of high yield and distressed debt experience. Previously, Brian was co-portfolio manager at Dreman Value Management, LLC (2007-2009); high yield analyst/trader at Gartmore Global Investments (2002-2007); high yield and equity portfolio manager and general analyst at Penn Capital Management, Ltd. (2000-2002); an analyst with The Concord Advisory Group, Ltd. (1998-2000); and an international tax consultant with Deloitte & Touche LLP (1995-1998). Brian earned his J.D. from Villanova School of Law and graduated summa cum laude with a B.S. in Accounting from University of Scranton. He is also a member of the New Jersey and Pennsylvania Bars and is a Pennsylvania Certified Public Accountant.

Tracy Chen, CFA, CAIA is a portfolio manager and head of Structured Credit. Tracy is responsible for conducting credit analysis on mortgage-backed securities (MBS) with special emphasis on collateralized mortgage obligations (CMOs), collateralized loan obligations (CLOs) and other structured products. She also monitors and analyzes the investment merits of global corporate debt issues. She joined the firm in August 2008. Prior to joining Brandywine Global, she was with UBS Investment Bank as director of the fixed income valuation group (2006-2008), GMAC Mortgage Group as a mortgage pricing analyst (2003-2006), Deloitte Consulting as a senior corporate strategy consultant (2001-2003), and J&A Securities Ltd. in Shenzhen, China, as an international corporate finance associate (1995-1999). Tracy earned an M.B.A. with a concentration in Finance from Kenan- Flagler Business School at the University of North Carolina, an M.A. in American Studies from Sichuan University in Chengdu, China, and a B.A. in English for Scientific Purposes from University of Electronic Science & Technology of China in Chengdu, China. Tracy is a CFA charterholder and earned the Chartered Alternative Investment Analyst (CAIA) charter in 2010. She was also published in the Spring 2007 edition of The Journal of Structured Finance.

The SAI provides information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.

The following text replaces the information in the section of the fund’s Statement of Additional Information titled “Manager and Subadviser – Portfolio Managers”:

Gary Herbert, Brian Kloss and Tracy Chen serve as portfolio managers to the fund. The tables below provide information regarding other accounts for which Messrs. Herbert and Kloss and Ms. Chen have day-to-day management responsibility.

Gary Herbert, Brian Kloss and Tracy Chen

As of October 31, 2016:

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based ($ billions)
Registered investment companies	3	868.2	0	0
Other pooled investment vehicles	8	572.9	1	41.1
Other accounts	5	777.5	0	0

As of October 31, 2016, Mr. Kloss beneficially owned shares of the fund with a value between $10,001 - $50,000. As of October 31, 2016, Mr. Herbert and Ms. Chen did not own any shares of the fund.

Please retain this supplement for future reference.

BWXX

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